Exhibit 10.3.3

AMENDMENT NUMBER THREE

TO THE 2008 RESTATEMENT OF THE

AMERICAN BAR ASSOCIATION MEMBERS RETIREMENT PLAN

(Basic Plan Document No. 01)

WHEREAS, ABA Retirement Funds (“ABA RF”) (formerly referred to as “ABA/RF”) sponsors the American Bar Association Members Retirement Plan (the “Plan”), a master plan for adoption by Employers who desire to establish or continue tax-qualified retirement plans for themselves and their eligible employees;

WHEREAS, pursuant to Section 13.1(b) of the Plan, ABA RF has the right to amend the Plan in whole or in part at any time; and

WHEREAS, ABA RF desires to amend the Plan (i) to reflect the change in trustee of the plan trust from State Street Bank and Trust Company to The Northern Trust Company and (ii) in certain other respects.

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to the power of amendment contained in Section 13.1(b) of the Plan, the Plan is hereby amended, effective as of July 1, 2010, except as otherwise provided, as follows:

1. REFERENCE TO PLAN SPONSOR. The Plan is hereby amended by changing the reference to the Plan sponsor, the ABA Retirement Funds, from “ABA\RF” to “ABA RF,” wherever such reference appears therein.

2. DEFINITION OF COLLECTIVE TRUST. Section 2(10) of the Plan is hereby restated in its entirety to read as follows:

(10) Collective Trust. The American Bar Association Members/Northern Trust Collective Trust (formerly known as the American Bar Association Members/State Street Collective Trust), a group trust established under a declaration of trust dated as of August 8, 1991, as amended and in effect from time to time.

3. DEFINITION OF STATE STREET. Section 2(70) of the Plan is hereby amended by adding the following sentence at the end thereof:

State Street was Trustee of the Trust from January 1, 1992 through June 30, 2010.

4. DEFINITION OF TRUSTEE. Section 2(73) of the Plan is hereby restated in its entirety to read as follows:

(73) Trustee. The trustee of the Trust and any successor trustee or trustees.

5. USE OF TERM “TRUSTEE”. The first sentence of Section 2(7), the second sentence of Section 5.1(c), the second sentence of the first paragraph of Section 7.1, the third sentence of Section 7.1(k), the sixth sentence of Section 7.2(c) and the third sentence of the first paragraph of Section 7.3(d) of the Plan are hereby amended by substituting the words “the Trustee” for the words “State Street” where such words appear therein.

6. CATCH-UP CONTRIBUTIONS. Effective as of January 1, 2002, the first sentence of Section 4.2(c) of the Plan is hereby amended by substituting the words “current taxable year” for the words “current Plan Year” where such words appear therein.

IN WITNESS WHEREOF, ABA RF has caused this instrument to be executed by a duly authorized officer this 30th day of June, 2010.

ABA RETIREMENT FUNDS

By:	/s/ Diane J. Fuchs

Its:	President

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